IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2020
Impairment Of Assets [Abstract]
IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS
21 ■ Impairment and Reversal of Non-Current Assets

Summary of impairments (reversals)
For the year ended December 31, 2020, we recorded net impairment reversals of $269 million (2019: net impairment reversals of $1,423 million) for non-current assets, as summarized in the following table:

For the years ended December 31	2020	2019
Tanzania	($304)	$—
Cortez	10	57
Pueblo Viejo	5	(865)
Lumwana	—	(947)
Pascua-Lama	—	296
Lagunas Norte	—	12
Golden Sunlight	—	9
Veladero	—	3
Intangible assets	12	—
Other	8	12
Total impairment (reversals) losses of long-lived assets	($269)	($1,423)

2020 Indicators of Impairment and Reversals
In the fourth quarter of 2020, as per our policy, we performed our annual goodwill impairment test as required by IAS 36 and identified no impairments. Also in the fourth quarter of 2020, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted one indicator of impairment at Veladero and no indicators of impairment reversal.

Veladero
In December 2020, Veladero began a transition to a new heap leach valley facility to process subsequent phases of the open pit. During the transition phase, heap leach processing operations at Veladero will be reduced until the Phase 6 leach pad expansion is commissioned later in 2021. We have performed an analysis and concluded that the carrying amount remains recoverable under the revised LOM plan. The key assumptions used in this assessment are consistent with our testing of goodwill impairment in the fourth quarter of 2020, as listed below.

Porgera
As described in note 36, on April 24, 2020, we received communication from the Government of Papua New Guinea that the Special Mining Lease will not be extended, and therefore Porgera was placed on temporary care and maintenance on April 25, 2020. We have performed an analysis and concluded that the carrying value of our 47.5% share of Porgera ($297 million as at December 31, 2020) remains recoverable. The ultimate resolution of this dispute may differ from this assumption and there is no certainty that the carrying value will remain recoverable.

Tanzania
On January 24, 2020, Barrick formalized the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. Effective January 1, 2020, the GoT received a free carried shareholding of 16% in each of the Tanzania mines (Bulyanhulu, Buzwagi and North Mara), a 16% interest in the shareholder loans owed by the operating companies and will receive half of the economic benefits from the Tanzanian operations from taxes, royalties, clearing fees and participation in all cash distributions made by the mines, after the recoupment of capital investments.
We have determined this to be an indicator of impairment reversal, as the resolution of the long-standing dispute has led to a decrease in the risk adjustment previously included in the weighted average cost of capital ("WACC") and the removal of the estimated impact of the previously anticipated issuance of the equity to the GoT. The key assumptions and estimates used in determining the fair value less cost to dispose (“FVLCD”) are a short-term gold price of $1,350 per ounce, long-term gold price of $1,300 per ounce, NAV multiples of 1.1-1.3 and a WACC of 5.4%-6.2%. Management assumed the resumption of concentrate sales and exports commencing in the second quarter of 2020 and the resumption of production from underground mining at Bulyanhulu in 2020. We identified that the FVLCD exceeded the carrying value and a full non-current asset impairment reversal was recognized in 2020 of $663 million at Bulyanhulu and $46 million at North Mara, based on a FVLCD of $1,237 million and $967 million, respectively. No impairment reversal was recognized at Buzwagi.
Similar assumptions were also used to determine the fair value of the 16% equity interest in each of the operating mines that was given to the GoT. The recognition of this non-controlling interest in the three Tanzanian mines resulted in a loss of $238 million being recognized in the first quarter of 2020. The assignment of 16% of the existing shareholder loans also resulted in the recognition of a $167 million loss in the first quarter of 2020.
As the signing of the agreement to resolve all outstanding disputes with the GoT caused the impairment reversal, loss on equity issuance and loss on assignment of shareholder loans, the financial impact has been aggregated and presented as a $304 million net impairment reversal on the consolidated statement of income.

2019 Indicators of Impairment and Reversals
Fourth Quarter 2019
In the fourth quarter of 2019, as per our policy, we performed our annual goodwill impairment test and identified no impairments. Also in the fourth quarter of 2019, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at Pascua-Lama and an indicator of impairment reversal at Pueblo Viejo.

Pascua-Lama
In the fourth quarter of 2019, we completed a study of the Pascua-Lama project and concluded that we do not have a plan that meets our investment criteria under our current assumptions. It is our intention to update our geological understanding of the orebody and this process is expected to take a number of years to complete. We determined that this was an indicator of impairment and concluded that the carrying value of Pascua-Lama exceeded the FVLCD and we recorded a non-current asset impairment of $296 million, based on a FVLCD of $398 million.
In a related matter, we have updated the Wheaton silver sale obligation due to the significant uncertainty with the timing and quantity of the delivery of any future silver production from Pascua-Lama. Refer to note 29 for further details.

Pueblo Viejo
The progression of our engineering and evaluation work on the process plant expansion and additional tailings facility at Pueblo Viejo represented an impairment reversal trigger in the fourth quarter. In conjunction with the increase in the long-term gold price assumption, this has resulted in an improvement in the life of mine cash flows for the mine site. We have also included an additional risk premium of 2% in the calculation of FVLCD given that the expansion project has not been fully permitted or approved for investment. Upon review of these changes and associated sensitivities, we concluded that the mine’s FVLCD exceeded its carrying value and we recorded a non-current asset impairment reversal of $865 million, which represents a full reversal of the non-current asset impairment recorded in 2015.
Third Quarter 2019
Lumwana
On September 28, 2018, as part of their 2019 budget, the Zambian government introduced changes to the current mining tax regime. The changes included an increase in royalty rates by 1.5%, the introduction of a 10% royalty on copper production if the copper price increases above a certain price, the imposition of a 5% import duty on copper concentrates, the non-deductibility of mineral royalties paid or payable for income tax purposes, and the replacement of the VAT with a non-refundable sales tax, although any outstanding VAT claims will be settled through the current refund mechanism. In the fourth quarter of 2018, the Zambian government finalized the changes to the current tax regime, which was effective January 1, 2019, with the exception of the changes to the non-refundable sales tax. In August 2019, the Zambian government alleviated this fiscal uncertainty by withdrawing the legislative bill relating to the non-refundable sales tax and introduced a new bill in September 2019 which contains measures to limit the claiming of VAT on certain items used by Lumwana.
In addition to these external impacts, we have updated our LOM plan for Lumwana based on the significant reductions achieved in 2019 in unit mining costs and improvements in plant availability. This reduction in the cost base has allowed us to lower the cut-off grade, which is expected to deliver a 5-year increase in the mine life of Lumwana. Finally, during the third quarter of 2019, we also updated our long-term copper price assumption to $3.00 per pound (previously $2.85 per pound). As a result of these indicators of impairment reversal, an assessment was undertaken and a partial non-current asset impairment reversal of $947 million was recognized in the third quarter of 2019, as we identified that Lumwana’s FVLCD of $1.4 billion exceeded its carrying value. The key assumptions and estimates used in determining the FVLCD are long-term copper prices of $3.00 per pound and a WACC of 10.4%.

Nevada Gold Mines
On July 1, 2019 we formed Nevada Gold Mines, a joint venture combining the respective mining operations, assets, reserves and talent from Barrick and Newmont in Nevada, USA. This includes Barrick's Cortez, Goldstrike, Turquoise Ridge and Goldrush properties and Newmont's Carlin, Twin Creeks, Phoenix, Long Canyon and Lone Tree properties. Through the purchase price allocation exercise, we identified various assets with fair values less than their carrying values. Although we did not identify indicators of impairment at the CGU level for Goldstrike, Cortez and Goldrush, we identified indicators of impairment for certain land holdings and specific Cortez Hills Open Pit infrastructure assets and an impairment of $60 million was recorded in the third quarter of 2019. Refer to note 4 for further information.

Second Quarter 2019
Acacia
On May 21, 2019, Barrick met with the Directors and senior management of Acacia and presented a proposal to acquire all of the shares it did not already own in Acacia through a share for share exchange of 0.153 Barrick shares for each ordinary share of Acacia. The exchange ratio was based on the 20-day volume weighted average trading prices of Acacia and Barrick as at market close in London and New
York on May 20, 2019 and implied a value for 100% of Acacia of $787 million.
On July 19, 2019, we announced that the Boards of Barrick and Acacia reached an agreement on the terms of a recommended offer by Barrick for the 36.1% of Acacia that we did not own at that time. Under the terms of the agreement, the minority shareholders would exchange each Acacia share for 0.168 Barrick shares and would also be entitled to special dividends under certain conditions. The offer received shareholder approval in the third quarter of 2019 and the transaction closed on September 17, 2019.
During the second quarter of 2019, Acacia updated its life of mine plans and subsequent to that, the Barrick technical team had an opportunity to conduct detailed due diligence on the updated life of mine plans for the Acacia assets and risk adjust the value of the assets. The value implied by Barrick's adjusted life of mine plans was deemed to be an indicator of impairment in the second quarter of 2019.
An impairment assessment was undertaken in the second quarter and Barrick assessed the carrying value of the individual cash generating units within Acacia (Bulyanhulu, North Mara and Buzwagi) and determined that the carrying amounts were recoverable. Therefore, no impairment was recognized.
The key assumptions and estimates used in determining the fair value less cost to dispose were short-term and long-term gold prices of $1,250 per ounce, NAV multiples of 1.0-1.1 and a WACC of 6.5%-6.9%. Other assumptions included a 50% economic share of future economic benefits generated by the mines for the GoT, which includes taxes, royalties, tolls and 16% free carry interest in the mines. Management assumed the resumption of concentrate sales and exports commencing in the third quarter of 2019 and the resumption of production from underground mining at Bulyanhulu in 2020. The WACC applied was lower than the 2018 and 2017 impairment tests for the Acacia CGUs, based on lower risk levels given the state of Barrick’s negotiations with the GoT at that time and the expectation that an agreement would be signed once the recommended offer to purchase the minority shareholdings of Acacia as described above had closed, and because the economic sharing of benefits had been modeled into the cash flows.

Key Assumptions
The recoverable amount has been determined based on its estimated FVLCD, which has been determined to be greater than the VIU amounts. The key assumptions and estimates used in determining the FVLCD are related to future metal prices, discount rates, NAV multiples for gold assets, operating costs, exchange rates, capital expenditures, closure costs, the LOM production profile, continued license to operate, evidence of value from current year disposals and the expected start of production for our projects. In addition, assumptions are related to observable market evaluation metrics, including identification of comparable entities, and associated market values per ounce and per pound of reserves and/or resources, as well as the valuation of resources beyond what is included in LOM plans.

Gold
For the gold segments where a recoverable amount was required to be determined, FVLCD was determined by calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects within the CGU (Level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the most recent LOM plans and, where the LOM plans exclude a material portion of total reserves and resources, we assign value to reserves and resources not considered in these models. Based on observable market or publicly available data, including forward prices and equity sell-side analyst forecasts, we make an assumption of future gold and silver prices to estimate future revenues. The future cash flows for each gold mine are discounted using a real WACC, which reflects specific market risk factors for each mine. Some gold companies trade at a market capitalization greater than the NPV of their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied to the NPV to arrive at the trading price. The NAV multiple is generally understood to take account of a variety of additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates, and the benefit of gold price optionality. As a result, we applied a specific NAV multiple to the NPV of each CGU within each gold segment based on the NAV multiples observed in the market in recent periods and that we judged to be appropriate to the CGU.

Assumptions
The short-term and long-term gold price assumptions used in our fourth quarter 2020 impairment testing are $1,700 and $1,400 per ounce, respectively. The short-term and long-term gold price assumptions used in our fourth quarter 2019 impairment testing was $1,350 and $1,300 per ounce, respectively. The increase in the gold price assumption from 2019 was not considered an indicator of impairment reversal as the increased price would not, in isolation, have resulted in the identification of an impairment reversal at our mines with reversible impairments. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the table below:

	2020	2019
Copper price per lb (long-term)	$3.00	$3.00
WACC - gold (range)	3%-12%	3%-7%
WACC - gold (avg)	5%	4%
WACC - copper	n/a	n/a
NAV multiple - gold (avg)	1.3	1.2
LOM years - gold (avg)	20	19

Sensitivities
Should there be a significant increase or decline in commodity prices, we would take actions to assess the implications on our life of mine plans, including the determination of reserves and resources, and the appropriate cost structure for the CGU. The recoverable amount of the CGU would be affected by these changes and also be impacted by other market factors such as changes in net asset value multiples and the value per ounce/pound of comparable market entities.

We performed a sensitivity analysis on each CGU that was tested as part of the goodwill impairment test, as well as those CGUs which we believe are most sensitive to changes in the key assumptions. We flexed the gold prices and the WACC, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in gold prices, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in gold prices and WACC. If the gold price per ounce was decreased by $100, a goodwill impairment of $493 million would be recognized for Loulo-Gounkoto. If the gold price was decreased by $100 or the WACC was increased by 1%, a non-current asset impairment of $207 million or $134 million, respectively, would be recognized for Veladero.

The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2020	Carrying Value
Loulo-Gounkoto	$4,187
Veladero	779